Earnings Call Presentation – 1Q 2021 First Quarter 2021 Earnings April 29, 2021

Earnings Call Presentation – 1Q 2021 Cautionary Statements Regarding Forward-Looking Information This presentation may contain or incorporate by reference information that includes or is based on forward-looking statements within the meaning of the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give expectations or forecasts of future events and can be identified by the fact that they relate to future actions, performance or results rather than strictly to historical or current facts. Any or all forward-looking statements may turn out to be wrong, and, accordingly, readers are cautioned not to place undue reliance on such statements, which speak only as of the date of this presentation. Forward-looking statements involve a number of risks and uncertainties that are difficult to predict and are not guarantees of future performance. Among the general factors that could cause actual results and financial condition to differ materially from estimated results and financial condition are those factors listed in periodic reports filed by Kemper Corporation with the Securities and Exchange Commission (“SEC”). The COVID-19 outbreak and subsequent global pandemic (“Pandemic”) is an extraordinary event that creates unique uncertainties and risks. Kemper cannot provide any assurances as to the impacts of the Pandemic and related economic conditions on the Company’s operating and financial results. No assurances can be given that the results and financial condition contemplated in any forward-looking statements will be achieved or will be achieved in any particular timetable. Kemper assumes no obligation to publicly correct or update any forward-looking statements as a result of events or developments subsequent to the date of this presentation, including any such statements related to the Pandemic. The reader is advised, however, to consult any further disclosures Kemper makes on related subjects in its filings with the SEC. Non-GAAP Financial Measures This presentation contains non-GAAP financial measures that the company believes are meaningful to investors. Non-GAAP financial measures have been reconciled to the most comparable GAAP financial measure. Preliminary Matters 2

Earnings Call Presentation – 1Q 2021 Deliver low double-digit ROE2 over time Create Long-Term Shareholder Value Leverage competitive advantages to grow returns and BVPS1 over time ¹ Book value per share 2 Return on equity Sustainable competitive advantages and build core capabilities Growing returns and book value per share over time Diversified sources of earnings; Strong capital/liquidity positions; Disciplined approach to capital management Consumer-related businesses with opportunities that: • Target specialty markets • Have limited, weak or unfocused competition • Require unique expertise (underwriting, claim, distribution, analytics and other) Strategic focus: 3

Earnings Call Presentation – 1Q 2021 First Quarter 2021 Highlights Despite top-line headwinds, produced solid returns and cash generation Solid financial results despite environmental changes • Specialty Auto continues to produce strong earnings, though top line headwinds persist; 1.8% growth in PIF (ex. Classic Car sale) reflects state shutdowns early in the year • Preferred P&C was impacted by catastrophe losses from winter weather events – no change to anticipated annual catastrophe loss expectations • Life & Health results continue to reflect increased COVID-related mortality and policy retention • Solar energy investment drove $13 million of net operating income 1st Quarter Overview Delivered double-digit ROE and growth in book value per share ex. unrealized gain and goodwill • Net income of $123 million and adjusted consolidated net operating income1 of $87 million; earnings per share of $1.85 on a diluted basis; adjusted consolidated net operating EPS1 of $1.31 on a diluted basis • 11% ROAE2, 18% ROAE2 excluding net unrealized gains on fixed maturities and goodwill1 • Book value per share ex. net unrealized gains on fixed maturities and goodwill1 grew 17% year-over-year • Generated $526 million of operating cash flow over the trailing 12 months • Closed on American Access Casualty acquisition April 1 Shareholder Value Creation ¹ Non-GAAP financial measure; please see reconciliation in appendix on pages 22-30 2 Return on average shareholders’ equity (5-point average) Strong capital and liquidity position provides financial flexibility • Repurchased $47 million worth of shares • Holding company remains a source of strength for subsidiaries with greater than $1.3 billion of liquidity • Debt-to-capital ratio of 20.6% is within target range of 17-22% Capital Management and Financial Strength 4

Earnings Call Presentation – 1Q 2021 Focused and consistent strategy execution yields solid value creation for all stakeholders First Quarter Financial Highlights 18% ROATCE and 17% YoY growth in TBV per common share excluding unrealized gains1 As Reported Quarter Ended (Dollars in millions, except per share amounts) Mar 31, 2021 Mar 31, 2020 Net Income $123 $64 Net Income – Per Diluted Share $1.85 $0.95 Adjusted Consolidated Net Operating Income1 $87 $163 Adj. Consolidated Net Op. Income – Per Diluted Share1 $1.31 $2.43 Catastrophe Losses $28 $6 Tangible Book Value Per Common Share excluding unrealized gains1 $42.87 $36.49 Return on Avg. Tangible Common Equity1 18.1% 19.5% Dividend Paid to Shareholders Per Share $0.31 $0.30 Specialty PIF growth (ex. Classic Car) 1.8% 10% 5 ¹ Non-GAAP financial measure; please see reconciliation in appendix on pages 22-30

Review of Net Operating Income

Continue to produce sound Operating Income

Dollars per Unrestricted Share - Diluted	Mar. 31, 2021	Dec. 31, 2020	Sep. 30, 2020	Jun. 30, 2020	Mar. 31, 2020	Variance QoQ
	Three Months Ended, As Reported					
Net Income	**$ 1.85**	**$ 1.46**	**$ 1.83**	**$ 1.91**	**$ 0.95**	**0.90**
(Income) Loss from Change in FV of Equity & Convertible Securities	(0.62)	(0.86)	(0.53)	(0.86)	1.39	(2.01)
Investment Related (Gains)/Losses	(0.16)	-	(0.12)	(0.14)	(0.19)	0.03
Net Impairment Losses	0.05	(0.01)	0.01	0.08	0.14	(0.09)
Acquisition Related Transaction, Integration & Other Costs	0.19	0.24	0.17	0.21	0.14	0.05
Debt Extinguishment, Pension and Other Charges	-	0.76	-	-	-	-
Adj. Consolidated Net Operating Income[1]	**1.31**	**1.59**	**1.36**	**1.20**	**2.43**	**(1.12)**
Sources of Volatility:						
Income (Loss) After-Tax From:						
Catastrophes	(0.33)	(0.07)	(0.80)	(0.34)	(0.07)	(0.26)
Solar Investment	0.20	0.05	-	-	-	0.20
Prior-year Reserve Development	-	(0.10)	(0.10)	(0.22)	(0.01)	0.01
Alternative Investment Income	0.32	0.27	0.12	(0.14)	0.07	0.25
All Other*	(0.03)	(0.05)	(0.05)	-	1.03	(1.06)
Total from Sources of Volatility	$ 0.16	$ 0.10	$ (0.83)	$ (0.70)	$ 1.02	$ (0.86)

Despite market challenges, business model continues to produce high-quality earnings

[1] Non-GAAP financial measure; see reconciliation in appendix pages 22-30
**All Other includes partial satisfaction of judgment ($89 million), refinement of CEI estimate and impact of purchase accounting*

KEMPER
Earnings Call Presentation – 1Q 2021 | 6

Consistent Capital Generation and Attractive Returns

Steady growth through various economic cycles

Total Adjusted Return of BVPS Ex. Unrealized Gains on Fixed Maturities and Goodwill



Growth 63%
$29.66
$31.21
$31.10
$40.27
$40.70
$42.58
$44.41
$46.76
$48.29
2016
2017
2018
2019
1Q20
2Q20
3Q20
4Q20
1Q21
Book Value Per Share ex. Goodwill and Unrealized¹
Cumulative Dividends Per Share Paid

- Strong execution and solid operating results have led to consistent book value growth and shareholder returns
- Book value growth reflects efficient capital deployment decisions and focus on intrinsic value creation

Return on Shareholders' Equity



1.1%
0.9%
8.0%
6.6%
11.4%
8.3%
24.7%
16.3%
19.5%
13.0%
18.8%
12.8%
17.9%
12.3%
16.3%
11.3%
18.1%
12.6%
2016
2017
2018
2019
1Q20
2Q20
3Q20
4Q20
1Q21
ROATCE ²
ROE ex. Unrealized Gains on Fixed Maturities ³

- Attractive returns on equity through economic cycles
- ROATCE measure appropriately captures investors compensation on tangible equity

KEMPER

[1] *Non-GAAP financial measure; please see reconciliation in appendix on pages 22-30*
[2] *Return on average tangible common equity (rolling 5 point avg.); please see reconciliation in appendix on pages 22-30*
[3] *Return on average shareholder's equity excluding unrealized gains on fixed maturities (rolling 5 point avg.); please see reconciliation in appendix on pages 22-30*

Earnings Call Presentation – 1Q 2021 | 7

Earnings Call Presentation – 1Q 2021 27.6% 21.9% 23.0% 16.4% 20.4% 20.6% 2016 2017 2018 2019 2020 1Q21 Debt-to-Capital <30% Strong Balance Sheet with Well-Funded Insurance Entities Significant capital and liquidity positions Debt Cash Flow from Operating Activities $2.7B $4.8B$4.0B$2.7B Total Capitalization Parent Company Liquidity Risk-Based Capital Ratios $299 $197 $101 $207 $733 $607 $385 $385 $540 $660 $700 $704 2016 2017 2018 2019 2020 1Q21 Borrowings Available Under Credit Agreement & from Subs HoldCo Cash & Investments (M M ) 415 430 410 355 340 335335 290 285 365 330 325 2016 2017 2018 2019 2020 1Q21 Life & Health P&C (ex. Alliance United) (% ) $684 $867 $641$582 (M M ) $241 $241 $539 $534 $448 $526 2016 2017 2018 2019 2020 1Q21 TTM $1,433 $5.7B Substantial financial flexibility for growth, investments and capital management $5.5B 8 $1,311

Earnings Call Presentation – 1Q 2021 Capital Actions Taken in 2021 Nearly $500 million of capital management actions taken year-to-date 9 • $47 million worth of common stock repurchased in the quarter • 590 thousand shares repurchased • Roughly 1% of outstanding shares • Repaid $50 million of our term loan due in 2023 • Third consecutive annual increase in dividend to $1.24 from $1.20 (at February 2021 Board meeting) • Closed on acquisition of American Access Casualty April 1 (~$372 million purchase price) Demonstrates strong capital stewardship and value creation for shareholders

Earnings Call Presentation – 1Q 2021 4.1% 3.2% 4.2% 4.5% 4.5% 0.2% 0.9% 1Q20 2Q20* 3Q20 4Q20 1Q21 55% 17% 6% 5% 6% 2% 9% Other States/ Munis 64% 30% 4% 2% Diversified & Highly-Rated Portfolio Fixed Maturity Ratings $7.5 Billion A or Higher ≤ CCC B / BB BBB Diversified Portfolio with Consistent Returns Note: Charts may not balance due to rounding ¹ I Equity securities excludes $295 million of Other Equity Interests of LP/LLC’s that have been reclassified into Alternative Investments • Net investment income and portfolio yield benefitted from strong alternative investment performance • Investment portfolio is designed for growth of both income and total return • Stable investment income supports long- term business objectives $80 $80 $81 $81 $76 $6 $(12) $11 $22 $27 1Q20 2Q20 3Q20 4Q20 1Q21 Core Portfolio Alternative Inv. Portfolio Net Investment Income¹ (M M ) $86 $103$103$92$68 Overview Corporates Short-term Alternatives¹ Equity¹ U.S. Gov’t Portfolio Composition Pre-Tax Equiv. Annualized Book Yield $9.8 Billion 10 *90 BPS adverse impact from alternatives Annualized Solar Yield

Earnings Call Presentation – 1Q 2021 Solar Energy Investment: In Line with Environmental Impact Goals $100 million commitment to solar energy tax credit equity generating attractive returns 11 • In conjunction with Sunrun, invested in a diversified basket of residential solar energy projects • Opportunity to provide renewable energy solutions for homeowners that benefits the environment • Expect to earn an attractive return that will primarily be recognized as tax credits and deductions as well as operating cash flows • Majority of financial benefits will be recognized over the next two years • Largest impact is expected to have taken place in 1Q’21 Reporting on Income Statement Line Items ▪ $15.4 million reduction to Total Revenues in 1Q’21 ($0.23) per share ▪ ($28.6) million benefit to Tax Expense in 1Q’21 $0.43 per share ▪ $13.2 million net benefit in 1Q’21 $0.20 per share ▪ Will reduce our Effective Tax Rate over next two years Continue to optimize our capital management through investments with attractive returns and cash flows

Specialty Auto Insurance Segment[1]

Environment continues to normalize with state-specific geographic re-openings

Key Highlights

- Slow state re-openings
  - 1.8% growth in PIF, excluding Classic Car
  - Slow shopping behavior (particularly in CA) impacted early in the quarter with improved customer demand and growth in March
  - Pre-COVID levels of frequency are returning
- Written premium increased 7%, led by continued opportunities in core and emerging geographies, and strong commercial vehicle growth

Key Metrics *($ in millions)*	**1Q'21**	**Change to 1Q'20**
Earned Premiums	$878	6.7%
Underlying Loss & LAE Ratio[2]	74.0%	(130)bps
Underlying Expense Ratio[2]	19.1%	120 bps
Policies In-Force (000)	1,915	0.1%
Policies In-Force ex. Classic Car (000)	1,912	1.8%

	Written Premium		Population CAGR	
	TTM *($ million)*	YoY Growth	'16-'19	Est. '20-'30
California	$2,051	1.4%	0.3%	0.8%
Florida / Texas	$878	16.7%	1.3%	1.6%
Expansion States	$225	19.7%	1.0%	1.1%
Other	$51	-	0.3%	0.4%
Total	$3,205	6.3%		
US				0.6%
Hispanic				1.6%

Underlying Combined Ratio[1]



(%)
93.1
93.1
88.5
91.0
85.4
88.9
90.8
89.4
93.2
93.2
1Q20
2Q20
3Q20
Q420
Q121
QTD
YTD

Strength of franchise continues to create value for our stakeholders

Source: Population growth sources include U.S. Census Bureau and The Association Institute
[1] As adjusted for acquisition; see reconciliation on Pages 22-30
[2] Non-GAAP financial measure; see reconciliation in appendix on pages 22-30

KEMPER
Earnings Call Presentation – 1Q 2021 | 12

Earnings Call Presentation – 1Q 2021 Preferred Property & Casualty Insurance Segment Ongoing efforts to bring segment to target profitability continue Key Highlights 97.5 88.6 96.8 103.1 97.6 83.5 77.8 80.4 77.6 78.8 1Q20 2Q20 3Q20 4Q20 1Q21 Underlying Combined Ratio¹ Auto Home & Other Profitability improvement actions continue ¹ Non-GAAP financial measure; please see reconciliation in appendix on pages 22-30 • Underlying combined ratio in the segment decreased to 90.7% for the quarter • Auto PIF and underlying combined ratio results reflect efforts to reposition the business for profitability • Home & Other absorbed seasonally-elevated catastrophe activity driven by winter weather • While Q1 was elevated from a historical perspective, no change to full year expected catastrophe impact range (% ) 13 Key Metrics ($ in millions) 1Q’21 Change to 1Q’20 Auto Earned Premiums $103 (10.4)% Policies In-Force (000) 215 (11.3)% Home & Other Earned Premiums $59 (10.3)% Policies In-Force (000) 210 (9.1)%

Life & Health Insurance Segment

Positive momentum as "P&C catastrophe-like" impact declines

Key Highlights

- Business remains profitable, despite challenging pandemic impact
  - Increased mortality experience remains largely in line with country-wide trends
  - Stronger policy retention continues to elevate ongoing benefit cost while creating long-term value
- Product demand increasing with an improving environment

Key Metrics *($ in millions)*	1Q'21	Change to 1Q'20
L&H		
Net Operating Income	$7.3	(67.3)%
Life		
Face Value of In-Force	$20,046	1.6%
Policies In-Force (000)	3,342	(2.4)%



Revenues[1]
(MM)
$214
$51
$163
1Q20
$207
$44
$163
2Q20
$211
$51
$161
3Q20
$215
$53
$162
4Q20
$212
$51
$161
1Q21
Earned Premiums
Net Investment Income

Long-term cash flow and value creation remain strong

Note: Chart may not balance due to rounding
[1] Excludes other income and solar credit impairment

KEMPER
Earnings Call Presentation – 1Q 2021 | 14

Earnings Call Presentation – 1Q 2021 Appendix 15

A Leading Specialized Insurer

Taking advantage of a diversified portfolio of niche businesses….

KEMPER

Founded in 1990 and headquartered in Chicago, with subsidiaries writing policies since 1911

~$14B	~6.3M	~30,000	~9,500
Assets	Policies	Agents/Brokers	Employees

KEMPER Auto

Specialty P&C insurance providing personal and commercial automobile insurance products

KEMPER Personal Insurance

Preferred personal lines insurance providing preferred automobile, homeowners and other personal insurance products

KEMPER Life & Health

Life and health insurance providing life, supplemental benefits, and other property insurance products

….to create value for all our stakeholders

KEMPER
Earnings Call Presentation – 1Q 2021 | 16

Earnings Call Presentation – 1Q 2021 Capital Deployment Priorities Dedicated to being good stewards of capital Management and capital deployment priorities focused on maximizing shareholder value 1. Investment in the business • Fund profitable organic growth at appropriate risk-adjusted returns • Strategic investments and acquisitions that enhance the business and meet or exceed our ROE targets over time 2. Return capital to shareholders • Repurchase shares opportunistically • Maintain competitive dividends 17

Earnings Call Presentation – 1Q 2021 Below Investment Grade Fixed Maturities Portfolio of $450 Million 18 Portfolio is diversified across different asset types Below investment grade portfolio represents 6% of our fixed maturities portfolio $184 $98 $94 $56 $13 $4 $1 40.9% 21.7% 20.9% 12.5% 2.9% 0.9% 0.2% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 Private Senior CLO Private Junior Public Corp Munis Foreign Government Non-Agency MBS B e lo w I n v e st m e n t G ra d e $ A m o u n t (M M ) % o f F ix e d M a tu ri ty P o rt fo li o

Earnings Call Presentation – 1Q 2021 CLO Composition ($783 Million) 19 $97 $529 $36 $23 $97 12.4% 67.5% 4.7% 2.9% 12.4% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% $0 $100 $200 $300 $400 $500 $600 AAA AA A BBB High Yield Well-diversified CLO book with 85% of holdings classified ‘A’ or higher $ A m o u n t (M M ) % o f C LO P o rt fo li o CLOs represent 8% of investment portfolio

Earnings Call Presentation – 1Q 2021 Alternative Investment Portfolio of $594 Million 20 Portfolio is highly diversified with strategies focused on private credit, private equity and hedge funds Alternative investment portfolio is ~6% of total investments and diversified across underlying investment strategies with primary focus on current income generation $348.4 $112.6 $78.7 $54.4 Private Credit Private Equity Hedge Funds Tax Equity Funds Private Credit ~3% of total investments (59% of Alts portfolio) Diversification across date of investment, industry and geography Private Equity ~ 1% of total investments (19% of Alts portfolio) Diversification across date of investment, industry and geography Hedge Funds < 1% of total investments (13% of Alts portfolio) Diversified in strategies with focus on minimum correlation to public markets and additional liquidity relative to Private Credit and Private Equity strategies Tax Equity Funds < 1% of total investments (9% of Alts portfolio)

Earnings Call Presentation – 1Q 2021 2021 Reinsurance Program Both programs were renewed with no significant change • Policy placed at 1/1/21 similar to prior three years • Total coverage: 95% of $225 million in excess of $50 million Catastrophe Reinsurance Program (Multi-Year) • Same coverage as 2020 program • Intended to reduce volatility from high- frequency, low severity events • Coverage – $50 million in excess of $60 million – $500k deductible per storm – Perils: All perils, excluding named storms (e.g., hurricanes) and earthquakes – Covered Line: Property, Fire and Dwelling Aggregate Catastrophe Program 2021 Aggregate Catastrophe Reinsurance Program 21 Retention 3-Year Term Placed 1/1/20 $100M xs $150M 31.67% Placed 3-Year Term Placed 1/1/21 $100M xs $150M 31.67% Placed* 3-Year Term Placed 1/1/20 $100M xs $50M 31.67% Placed 3-Year Term Placed 1/1/21 $100M xs $50M 31.67% Placed* 3-Year Term Placed 1/1/19 $100M xs $50M 31.67% Placed Retention 100% of first $50M R e te n tio n 5 % o f $ 2 2 5 M xs $ 5 0 M 3-Year Term Placed 1/1/19 $100M xs $150M 31.67% Placed 1-Year Term Placed 1/1/21 $25M xs $250M 95% Placed *4% was placed on an annual basis through Reinsurance Facilities

Non-GAAP Financial Measures

Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities is a ratio that uses a non-GAAP financial measure. It is calculated by dividing shareholders' equity after excluding the after-tax impact of net unrealized gains on fixed income securities by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. The Company uses the trend in book value per share, excluding the after-tax impact of net unrealized gains on fixed income securities in conjunction with book value per share to identify and analyze the change in net worth attributable to management efforts between periods. The Company believes the non-GAAP financial measure is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are generally not influenced by management. The Company believes it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers.

Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities and Goodwill is a calculation that uses a non-GAAP financial measure. It is calculated by dividing shareholders' equity after excluding the after-tax impact of net unrealized gains on fixed income securities and goodwill by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. The Company uses the trends in book value per share excluding the after-tax impact of net unrealized gains on fixed income securities and goodwill in conjunction with book value per share to identify and analyze the change in net worth excluding goodwill attributable to management efforts between periods. The Company believes the non-GAAP financial measure is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are not influenced by management. The Company believes it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers.

	For the Periods Ended								
	1Q'21	4Q'20	3Q'20	2Q'20	1Q'20	2019	2018	2017	2016
Book Value Per Share	$ 66.74	$ 69.74	$ 66.47	$ 64.15	$ 57.54	$ 59.59	$ 47.10	$ 41.11	$ 38.52
Less: Net Unrealized Gains on Fixed Maturities Per Share	(6.74)	(11.07)	(9.84)	(9.02)	(4.01)	(6.51)	(1.70)	(5.54)	(3.52)
Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities	$ 60.00	$ 58.67	$ 56.63	$ 55.13	$ 53.53	$ 53.08	$ 45.40	$ 35.57	$ 35.00
Less: Goodwill	(17.13)	(17.02)	(17.03)	(17.06)	(17.04)	(16.72)	(17.18)	(6.28)	(6.30)
Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities and Goodwill	$ 42.87	$ 41.65	$ 39.60	$ 38.07	$ 36.49	$ 36.36	$ 28.22	$ 29.29	$ 28.70

KEMPER
Earnings Call Presentation – 1Q 2021
22

Earnings Call Presentation – 1Q 2021 Return on Equity Non-GAAP Financial Measures 23 1Q'21 4Q'20 3Q'20 2Q'20 1Q'20 2019 2018 2017 2016 Rolling 12 Month Return on Average Shareholders' Equity (5 Point Avg) 11.1% 9.8% 10.8% 11.4% 11.8% 14.8% 7.7% 5.9% 0.8% Less: Net Unrealized Gains on Fixed Maturities 1.5% 1.5% 1.5% 1.4% 1.2% 1.5% 0.6% 0.7% 0.1% Rolling 12 Month Return on Average Shareholders' Equity Excluding Net Unrealized Gains on Fixed Maturities (5 Point Avg) 12.6% 11.3% 12.3% 12.8% 13.0% 16.3% 8.3% 6.6% 0.9% Less: Goodwill 5.5% 5.0% 5.6% 6.0% 6.5% 8.4% 3.1% 1.4% 0.2% Rolling 12 Month Return on Average Shareholders' Equity Excluding Net Unrealized Gains on Fixed Maturities and Goodwill (5 Point Avg) 18.1% 16.3% 17.9% 18.8% 19.5% 24.7% 11.4% 8.0% 1.1% For the Periods Ended

Earnings Call Presentation – 1Q 2021 Reconciliation of “All Other” Sources of Volatility Non-GAAP Financial Measures 24 Three Months Ended, As Reported Mar. 31, Dec. 31, Sep. 30, Jun. 30, Mar. 31, Variance Dollars per Unrestricted Share - Diluted 2021 2020 2020 2020 2020 QoQ - - All Other Volatility Partial Satisfaction of Judgment - - - - 1.05 (1.05) Sale of Classic Collectors Auto Business - - - - - - Refinement of CEI Estimate - - - 0.06 0.05 (0.05) Impact of Purchase Accounting (0.03) (0.05) (0.05) (0.06) (0.07) 0.04 Total All Other (0.03) (0.05) (0.05) - 1.03 (1.06)

Earnings Call Presentation – 1Q 2021 Kemper believes that Adjusted Consolidated Net Operating Income provides investors with a valuable measure of its ongoing performance because it reveals underlying operational performance trends that otherwise might be less apparent if the items were not excluded. Income (Loss) from Change in Fair Value of Equity and Convertible Securities, Net Realized Gains on Sales of Investments and Impairment Losses related to investments included in the Company’s results may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions that impact the values of the Company’s investments, the timing of which is unrelated to the insurance underwriting process. Acquisition Related Transaction and Integration Costs may vary significantly between periods and are generally driven by the timing of acquisitions and business decisions which are unrelated to the insurance underwriting process. Debt Extinguishment, Pension and Other Charges relate to (i) loss from early extinguishment of debt, which is driven by the Company’s financing and refinancing decisions and capital needs, as well as external economic developments such as debt market conditions, the timing of which is unrelated to the insurance underwriting process; (ii) settlement of pension plan obligations which are business decisions are made by the Company, the timing of which is unrelated to the underwriting process; and (iii) other charges that are non-standard, not part of the ordinary course of business, and unrelated to the insurance underwriting process. Significant non-recurring items are excluded because, by their nature, they are not indicative of the Company’s business or economic trends. Non-GAAP Financial Measures 25

Non-GAAP Financial Measures

Diluted Adjusted Consolidated Net Operating Income Per Unrestricted Share is a non-GAAP financial measure computed by dividing Adjusted Consolidated Net Operating Income (Loss) attributed to unrestricted shares by the weighted-average unrestricted shares and equivalent shares outstanding. The most directly comparable GAAP financial measure is Diluted Net Income Per Unrestricted Share.

Kemper believes that Diluted Adjusted Consolidated Net Operating Income Per Unrestricted Share provides investors with a valuable measure of its ongoing performance because it reveals underlying operational performance trends that otherwise might be less apparent if the items were not excluded. Income from change in fair value of equity and convertible securities, net realized gains on sales of investments, impairment losses related to investments, acquisition related transaction, integration and other costs and loss from early extinguishment of debt included in Kemper's results may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions that impact the values of the company's investments, the timing of which is unrelated to the insurance underwriting process.

	For the Three Months Ended				
Per Unrestricted Share	1Q21	4Q20	3Q20	2Q20	1Q20
Net Income - Diluted	$ 1.85	$ 1.46	$ 1.83	$ 1.91	$ 0.95
Net (Income) Loss From:					
Change in Fair Value of Equity & Convertible Securities	(0.62)	(0.86)	(0.53)	(0.86)	1.39
Net Realized Gains on Sales of Investments	(0.16)	-	(0.12)	(0.14)	(0.19)
Impairment Losses	0.05	(0.01)	0.01	0.08	0.14
Acquisition Related Transaction, Integration and Other Costs	0.19	0.24	0.17	0.21	0.14
Debt Extinguishment, pension and other charges	-	0.76	-	-	-
Adj. Consolidated Net Operating Income - Diluted	$ 1.31	$ 1.59	$ 1.36	$ 1.20	$ 2.43

KEMPER

Earnings Call Presentation – 1Q 2021 | 26

Earnings Call Presentation – 1Q 2021 Underlying Combined Ratio is a non-GAAP financial measure. It is computed by adding the Current Year Non-catastrophe Losses and LAE Ratio with the Insurance Expense Ratio. The most directly comparable GAAP financial measure is the Combined Ratio, which is computed by adding total incurred losses and LAE, including the impact of catastrophe losses and loss and LAE reserve development from prior years, with the Insurance Expense Ratio. The Company believes the underlying combined ratio is useful to investors and is used by management to reveal the trends in the Company’s property and casualty insurance businesses that may be obscured by catastrophe losses and prior-year reserve development. These catastrophe losses cause loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior-year reserve developments are caused by unexpected loss development on historical reserves. Because reserve development relates to the re-estimation of losses from earlier periods, it has no bearing on the performance of our insurance products in the current period. The Company believes it is useful for investors to evaluate these components separately and in the aggregate when reviewing the Company’s underwriting performance. The underlying combined ratio should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business. Non-GAAP Financial Measures 27

Non-GAAP Financial Measures

Underlying Combined Ratio – Continued

	For the Three Months Ended				
	1Q21	4Q20	3Q20	2Q20	1Q20
Specialty P&C Insurance					
Combined Ratio as Reported	93.5%	91.7%	86.3%	91.0%	94.5%
Current Year Catastrophe Loss and LAE Ratio	(0.2%)	(0.6%)	(0.2%)	(0.6%)	0.0%
Prior Years Non-Catastrophe Losses and LAE	0.2%	0.2%	(0.2%)	(1.3%)	(0.6%)
Prior Years Catastrophe Losses and LAE Ratio	0.0%	0.0%	0.0%	0.0%	0.0%
Underlying Combined Ratio	93.5%	91.3%	85.9%	89.1%	93.9%
Preferred P&C Insurance					
Combined Ratio as Reported	105.4%	96.2%	129.9%	102.2%	92.6%
Current Year Catastrophe Loss and LAE Ratio	(14.8%)	3.1%	(35.5%)	(12.6%)	(2.7%)
Prior Years Non-Catastrophe Losses and LAE	(0.1%)	(5.6%)	(3.6%)	(5.0%)	1.8%
Prior Years Catastrophe Losses and LAE Ratio	0.2%	(0.1%)	(0.1%)	(0.2%)	0.6%
Underlying Combined Ratio	90.7%	93.6%	90.7%	84.4%	92.3%
Preferred Auto					
Combined Ratio as Reported	99.5%	112.3%	103.5%	100.1%	99.5%
Current Year Catastrophe Loss and LAE Ratio	(0.6%)	(0.4%)	(1.6%)	(2.0%)	(0.2%)
Prior Years Non-Catastrophe Losses and LAE	(1.2%)	(9.2%)	(5.3%)	(9.8%)	(1.9%)
Prior Years Catastrophe Losses and LAE Ratio	(0.1%)	0.4%	0.2%	0.3%	0.1%
Underlying Combined Ratio	97.6%	103.1%	96.8%	88.6%	97.5%
Preferred Home & Other					
Combined Ratio as Reported	115.7%	68.6%	175.6%	105.4%	80.7%
Current Year Catastrophe Loss and LAE Ratio	(39.5%)	9.2%	(94.1%)	(28.8%)	(7.0%)
Prior Years Non-Catastrophe Losses and LAE	1.9%	0.6%	(0.6%)	2.3%	8.3%
Prior Years Catastrophe Losses and LAE Ratio	0.7%	(0.8%)	(0.5%)	(1.1%)	1.5%
Underlying Combined Ratio	78.8%	77.6%	80.4%	77.8%	83.5%

KEMPER

Earnings Call Presentation – 1Q 2021 | 28

Non-GAAP Financial Measures

As Adjusted for Acquisition – Continued

Specialty P&C Insurance Segment

	Three Months Ended				
	31-Mar-21	**31-Dec-20**	**30-Sep-20**	**30-Jun-20**	**31-Mar-20**
Earned Premiums					
Kemper Specialty P&C - GAAP As Reported	$ 877.6	$ 882.4	$ 871.4	$ 759.0	$ 822.5
Current Year Non-CAT Losses and LAE					
Kemper Specialty P&C - GAAP As Reported	$ 650.0	$ 626.2	$ 589.0	$ 515.8	$ 619.8
Less: Impact of Purchase Accounting					
Amortization of Fair Value Adjustment to Infinity's Unpaid Loss and LAE	0.4	0.4	0.3	0.8	0.7
As Adjusted [1]	$ 649.6	$ 625.8	$ 588.7	$ 515.0	$ 619.1
Insurance Expenses					
Kemper Specialty P&C - GAAP As Reported	$ 170.3	$ 179.1	$ 159.5	$ 161.2	$ 152.1
Less: Impact of Purchase Accounting	2.3	4.1	4.2	4.5	5.2
As Adjusted [1]	$ 168.0	$ 175.0	$ 155.3	$ 156.7	$ 146.9
As Adjusted [1] Underlying Combined Ratio					
As Adjusted [1] Underlying Loss & LAE Ratio	74.0%	70.9%	67.6%	67.8%	75.3%
As Adjusted [1] Expense Ratio	19.1%	19.8%	17.8%	20.6%	17.9%
As Adjusted [1] Underlying Combined Ratio	93.2%	90.8%	85.4%	88.5%	93.1%

[1] As Adjusted is a non-GAAP measure, which is comprised by excluding impact of purchase accounting in 2018 and including historical results of Kemper and Infinity in periods prior to acquisition date of July 2, 2018.

KEMPER
Earnings Call Presentation – 1Q 2021
29

Earnings Call Presentation – 1Q 2021 As Adjusted for Acquisition – Continued Non-GAAP Financial Measures ¹ As Adjusted is a non-GAAP measure, which is comprised by excluding impact of purchase accounting in 2018 and including historical results of Kemper and Infinity in periods prior to acquisition date of July 2, 2018. 30 Specialty Personal Automobile Insurance 31-Mar-21 31-Dec-20 30-Sep-20 30-Jun-20 31-Mar-20 Earned Premiums Kemper Specialty Auto - GAAP As Reported 785.4$ 796.1$ 792.2$ 689.8$ 753.2$ Current Year Non-CAT Losses and LAE Kemper Specialty Auto - GAAP As Reported 586.4$ 569.1$ 543.4$ 472.4$ 576.0$ Less: Impact of Purchase Accounting Amortization of Fair Value Adjustment to Infinity's Unpaid Loss and LAE 0.3 0.3 0.2 0.6 0.6 As Adjusted 1 586.1$ 568.8$ 543.2$ 471.8$ 575.4$ Insurance Expenses Kemper Specialty Auto - GAAP As Reported 155.3$ 162.8$ 145.6$ 146.7$ 139.2$ Less: Impact of Purchase Accounting 1.8 3.3 3.2 3.5 4.5 As Adjusted 1 153.5$ 159.5$ 142.4$ 143.2$ 134.7$ As Adjusted 1 Underlying Combined Ratio As Adjusted 1 Underlying Loss & LAE Ratio 74.6% 71.4% 68.6% 68.4% 76.4% As Adjusted 1 Expense Ratio 19.5% 20.0% 18.0% 20.8% 17.9% As Adjusted 1 Underlying Combined Ratio 94.2% 91.5% 86.5% 89.2% 94.3% Three Months Ended